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                                                                 EXHIBIT 5(b)(v)
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                                                       ANNUITY ORDER TICKET
                                                PLATINUM INVESTOR VARIABLE ANNUITY
                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                          P.O. BOX 1401 . Houston, Texas 77251-1401 . (800) 360-4268 . Fax (713) 831-3701

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Instructions: Please type or print in permanent black ink. NOTE: Annuity Order Ticket is not available for 1035(a) Exchanges;
Trustee to Trustee Transfers; Special Surrender Charge Waiver; or Immediate Annuities. If Automatic Additional Purchase Payment
Option, Telephone Transfer Privilege, or Systematic Withdrawal features are desired, submit separate Service Form.
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1. CONTRACT     ANNUITANT:___________________________________________  CONT. ANNUITANT (optional): _________________________________
IDENTIFICATION  ADDRESS: ____________________________________________  ADDRESS: ____________________________________________________
                _____________________________________________________  _____________________________________________________________
                PH NO.: ________________________ DOB: _______________  PH NO.: ________________________ DOB: _______________________
                SEX: [ ] M [ ] F TAX ID OR SS#:______________________  SEX: [ ] M [ ] F TAX ID OR SS#:______________________________
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                CONTRACT OWNER: _____________________________________  JOINT OWNER (optional): _____________________________________
                ADDRESS: ____________________________________________  ADDRESS: ____________________________________________________
                _____________________________________________________  _____________________________________________________________
                PH NO.: ________________________ DOB: _______________  PH NO.: ________________________ DOB: _______________________
                SEX: [ ] M [ ] F TAX ID OR SS#:______________________  SEX: [ ] M [ ] F TAX ID OR SS#:______________________________
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2. BENEFICIARY  PRIMARY/RELATIONSHIP
   INFORMATION  --------------------------------------------------------------------------------------------------------------------
                CONTINGENT/RELATIONSHIP
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3. CONTRACT     State in which business was sold _______________________
 INFORMATION    Initial Purchase Payment (minimum $5,000 Non-Qualified and $2,000 Qualified)
                $___________ [ ] Non-Qualified [ ] Qualified
                If contribution is Qualified, please check appropriate boxes in sections A and B.
                A. [ ] Transfer    OR    [ ] Rollover
                B. [ ] Type of Plan: [ ] IRA  [ ] ROTH IRA  [ ] SEP-IRA  [ ] 401(k)  [ ] 401(a)  [ ] Other _________________________
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4. FUND         AIM Variable Insurance Funds, Inc.
ALLOCATIONS       AIM V.I. International Equity (143) __________
 USE WHOLE        AIM V.I. Value (144)                __________
PERCENTAGES;    American General Series Portfolio
TOTAL MUST      Company
EQUAL 100%        International Equities (145)        __________
                  MidCap Index (146)                  __________
                  Money Market (147)                  __________
                  Stock Index (148)                   __________
                Dreyfus Socially Responsible Growth
                Fund, Inc.
                  Socially Responsible Growth (149)   __________
                Dreyfus Variable Investment Fund      __________
                  Quality Bond (153)
                  Small Cap (155)                     __________
                MFS Variable Insurance Trust
                  MFS Emerging Growth (156)           __________
                Morgan Stanley Dean Witter Universal
                Funds, Inc.
                  Equity Growth (157)                 __________
                  High Yield (158)                    __________
                SAFECO Resource Series Trust
                  Equity (159)                        __________
                  Growth (160)                        __________
                Templeton Variable Products Series Fund
                  Templeton Asset Allocation (161)    __________
                  Templeton International (162)       __________
                Van Kampen Life Investment Trust
                  Strategic Stock (163)               __________
                Fixed Account
                  1-Year Guarantee Period (164)       __________
                Other__________________________       __________
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5.  AUTOMATIC   [ ] Check here to elect Automatic Rebalancing
   REBALANCING
    ($25,000    Frequency: [ ] Quarterly  [ ] Semiannually  [ ] Annually (Based on Contract Anniversary)
    MINIMUM)
                Note: Automatic Rebalancing is only available for variable divisions. Not available if DCA is chosen.
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6.  DOLLAR      Dollar Cost average [ ] $__________ OR [ ] __________% (whole % only)
     COST       Taken from the:     [ ] Money Market OR  [ ] 1-Year Guarantee Period
   AVERAGING    Frequency:          [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually
                Duration:           [ ] 12 months  [ ] 24 months  [ ] 36 months  [ ] 48 months  [ ] 60 months to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                AIM Variable Insurance Funds, Inc.
                  AIM V.I. International Equity (143) __________
                  AIM V.I. Value (144)                __________
                American General Series Portfolio
                Company
                  International Equities (145)        __________
                  MidCap Index (146)                  __________
                  Money Market (147)                  __________
                  Stock Index (148)                   __________
                Dreyfus Socially Responsible Growth
                Fund, Inc.
                  Socially Responsible Growth (149)   __________
                Dreyfus Variable Investment Fund      __________
                  Quality Bond (153)
                  Small Cap (155)                     __________
                MFS Variable Insurance Trust
                  MFS Emerging Growth (156)           __________
                Morgan Stanley Dean Witter Universal
                Funds, Inc.
                  Equity Growth (157)                 __________
                  High Yield (158)                    __________
                SAFECO Resource Series Trust
                  Equity (159)                        __________
                  Growth (160)                        __________
                Templeton Variable Products Series Fund
                  Templeton Asset Allocation (161)    __________
                  Templeton International (162)       __________
                Van Kampen Life Investment Trust
                  Strategic Stock (163)               __________
                Other__________________________       __________
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SPECIAL REMARKS:



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            IMPORTANT: This ticket will not be processed if licensing records indicate you are not currently appointed.
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Time and Date Solicited   Agent/Representative Name (Please Print)          Agent/Rep No.     Phone No.     Firm No. and Name

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